Exhibit 10.27

Execution Version

FIFTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Fifth Amendment”) is made as of this 22nd day of August, 2023, by and among:

SANTANDER BANK, N.A., a national bank having a place of business at 28 State Street, Boston, Massachusetts 02109 (the “Lender”);

JANEL GROUP, INC., a New York corporation (“Janel”), EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, a Texas limited liability company (“ELFS”) and ELFS BROKERAGE LLC, a Texas limited liability company (“ELFS Brokerage”, and together with Janel and ELFS, individually and collectively, and jointly and severally referred to herein as “Borrower”); and

JANEL CORPORATION, a Nevada corporation (“Parent”) and EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, an Oklahoma limited liability company (“ELFS OK, and together with Parent, each, a “Loan Party Obligor” and collectively, the “Loan Party Obligors”)

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower and the other Loan Party Obligors and the Lender entered into that certain Amended and Restated Loan and Security Agreement dated as of September 21, 2021 (together with any further modifications, amendments, and restatements thereof, the “Agreement”);

WHEREAS, the Borrower and the other Loan Party Obligors have requested that the Lender modify and amend certain terms and conditions of the Agreement; and

WHEREAS, the Lender has agreed to modify and amend certain terms and conditions of the Agreement, all as provided for herein.

NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

1.	Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

2.	Amendments to Agreement.

a.	Schedule B of the Agreement (Definitions) is hereby amended as follows:

i.	By inserting the following new definitions in their correct alphabetical order:

A)
““Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of the Fifth Amendment Effective Date by and among the Lender, the Borrower and the Loan Party Obligors.”

B)	““Fifth Amendment Effective Date” means August 22, 2023.”

C)
““Parent Ordinary Course Guaranty” means any unsecured Guaranty executed by Parent from time to time, pursuant to which Parent guarantees the liabilities or obligations of one or more of its Subsidiaries incurred in the ordinary course of such Subsidiary’s business.”

ii.	The following definitions are hereby amended as follows:

A)	The definition of “Indebtedness” is hereby amended by restating clause (x) thereof in its entirety as follows:

“(x) all Guarantees (including, for the avoidance of doubt, the First Merchants Guaranty, the Aves Guaranty, the ELFS Guaranty, and each Parent Ordinary Course Guaranty), endorsements (other than for collection in the ordinary course of business) and other contingent obligations in respect of the obligations of others.”

b.	Section 5.15(i) of the Agreement (Notification of Certain Changes) is hereby amended by restating clause (vi) in its entirety as follows:

“(vi) any event or the existence of any circumstance that has resulted in, or could reasonably be expected to result in, any material adverse change in the business or financial affairs of any Loan Party Obligor, any Default, or any Event of Default, including any attempt by First Merchants to enforce the First Merchants Guaranty, any attempt by the Person to whom any Parent Ordinary Course Guaranty was made to enforce its rights thereunder, or which would make any representation or warranty previously made by any Loan Party Obligor to Lender untrue in any material respect or constitute a material breach if such representation or warranty was then being made,”

c.	Section 5.15 of the Agreement is hereby amended by adding the following new clause (k) at the end thereof:

“(k)          Parent Ordinary Course Guaranty.  Promptly after Parent enters into any Parent Ordinary Course Guaranty, a copy of such Parent Ordinary Course Guaranty duly executed by Parent along with duly executed copies of the operative documents giving rise to the liabilities or obligations that are guaranteed by Parent pursuant to such Parent Ordinary Course Guaranty.”

d.	Section 5.27 of the Agreement (Negative Covenants) is hereby amended as follows:

i.	Subclause (h) thereof is hereby restated in its entirety as follows:

“(h)       guaranty or otherwise become liable with respect to the obligations (other than the Obligations) of another Person other than (i) the Obligations, (ii) endorsements or instruments or other payment items for deposits, and (iii) as to Parent only, Parent may guaranty or otherwise become liable for the foregoing (A) pursuant to the First Merchants Guaranty; provided that the aggregate principal amount guaranteed thereby shall not exceed $20,000,000 at any time, (B) pursuant to a Parent Ordinary Course Guaranty; provided that the amount guaranteed thereby, together with all amounts guaranteed by any other Parent Ordinary Course Guaranty, shall not exceed $4,000,000 in the aggregate at any time, (C) pursuant to the Aves Guaranty, and (D) pursuant to the ELFS Guaranty.”

ii.	Subclause (q) thereof is hereby amended by adding the following text after subclause (v) thereof:

“or (vi) any Parent Ordinary Course Guaranty,”

3.
Ratification of Loan Documents/Waiver.  Except as provided for herein, all terms and conditions of the Agreement or the other Loan Documents remain in full force and effect.  Each Loan Party Obligor each hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein (including, without limitation, with respect to the Disclosure Schedule, each of which the Loan Party Obligors represent and warrant is true and correct as of the date hereof) and acknowledges and agrees that the Obligations, are and continue to be secured by the Collateral.  Each Loan Party Obligor acknowledges and agrees that each such Loan Party Obligor does not have any offsets, defenses, or counterclaims against the Lender arising out of the Agreement or the other Loan Documents, and to the extent that any such offsets, defenses, or counterclaims arising out of the Agreement or the other Loan Documents may exist, each such Loan Party Obligor hereby WAIVES and RELEASES the Lender therefrom.

4.	[Reserved].

5.	Conditions to Effectiveness. This Fifth Amendment shall not be effective until this Fifth Amendment shall have been duly executed and delivered by the respective parties hereto.

6.	Miscellaneous.

a.
This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.	The provisions of Section 10.15 (Governing Law) and 10.16 (Consent to Jurisdiction; Waiver of Jury Trial) are specifically incorporated herein by reference.

c.
This Fifth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d.
Any determination that any provision of this Fifth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fifth Amendment.

e.
The Borrower shall pay on demand all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Fifth Amendment.

f.
The Loan Party Obligors each warrants and represents that such Person has consulted with independent legal counsel of such Person’s selection in connection with this Fifth Amendment and is not relying on any representations or warranties of the Lender or its counsel in entering into this Fifth Amendment.

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IN WITNESS WHEREOF, the parties have hereunto caused this Fifth Amendment to be executed and their seals to be hereto affixed as of the date first above written.

LENDER

SANTANDER BANK, N.A.

By:
Name:	Matthew Cunningham
Its:	Vice President

[Signature Page to Fifth Amendment to Amended and Restated Loan and Security Agreement]

BORROWERS

JANEL GROUP, INC., a New York corporation, as Borrower

By:
Name:	William J. Lally
Its:	President

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC, a Texas limited liability company, as Borrower

By:
Name:	William J. Lally
Its:	Vice President

ELFS BROKERAGE LLC, a Texas limited liability company, as Borrower

By:	Janel Group, Inc., its Manager

By:
Name:	William J. Lally
Its:	President

[Signature Page to Fifth Amendment to Amended and Restated Loan and Security Agreement]

LOAN PARTY OBLIGORS

JANEL CORPORATION, a Nevada corporation, as a Loan Party Obligor and Term Loan Borrower

By:
Name:	Darren C. Seirer
Its:	President

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC, an Oklahoma limited liability company, as a Loan Party Obligor

By:	Expedited Logistics and Freight Services LLC, a Texas limited liability company, its manager

By:
Name:	William J. Lally
Its:	Vice President

[Signature Page to Fifth Amendment to Amended and Restated Loan and Security Agreement]